UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 26, 2025

ATLANTIC INTERNATIONAL CORP.

(Exact name of registrant as specified in charter)

Delaware	001-40760	46-5319744
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

270 Sylvan Avenue, Suite 2230 Englewood Cliffs, NJ	07632
(Address of Principal Executive Offices)	(zip code)

(201) 899-4470

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Securities registered or to be registered as pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.02 Termination of a Material Definitive Agreement

On February 26, 2025, Atlantic International Corp. (“Atlantic,” or the “Company”) sent a notice of termination to Staffing 360 Solutions Inc. (“STAF”) pursuant to the terms and conditions of the Agreement and Plan of Merger by and among the Company, A36 Merger Sub, Inc. and STAF, dated as of November 1, 2024, as amended as of January 7, 2025 (the “M/A”). There was no material relationship between the Company and its affiliates and STAF other than in respect of the M/A. A copy of the M/A and of Amendment No. 1 to the M/A have been filed as exhibits with the SEC as set forth in Item 9.01 below and are incorporated herein by reference.

Section 8.1(b) of the M/A, provides for termination in the event of a material breach by STAF of any covenant or agreement in the M/A which cannot be cured earlier than thirty (30) days after written notice or the March 31, 2025 Termination Date.

Section 3.2(e) of the M/A required STAF to execute and/or deliver: “a signed agreement between the Internal Revenue Service and Company [i.e., STAF] concerning the terms of settlement mutually agreeable to Atlantic.” (Emphasis Added) Without the Company’s knowledge, STAF entered into agreements with the Internal Revenue Service that were not agreeable to Atlantic. STAF has materially failed to satisfy the terms of Section 3.2(e) and has done so in a manner that cannot be cured. Accordingly, pursuant to the above-stated Section 8.1(b), this was a material breach of the covenant and agreement set forth in Section 3.2(e) of the M/A to deliver: “a signed agreement between the Internal Revenue Service and Company [i.e., STAF] concerning the terms of settlement mutually agreeable to Atlantic.”

Finally, STAF has failed to demonstrate compliance under 4.2 of the M/A, namely to (i) operate the Business in the ordinary course in all material respects and (ii) use commercially reasonable efforts to preserve intact the business organization, assets, properties and material business relations of the Company, both as reflected by STAF’s failure to satisfy its obligations and maintain its material business relations, among other reasons.

There are no material termination penalties incurred by the Company.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger by and among Atlantic International Corp., A36 Merger Sub Inc. and Staffing 360 Solutions, Inc. dated as of November 1, 2024 (incorporated by reference to the Issuer’s Current Report on Form 8-K filed with the SEC on November 7, 2024).
2.2	First Amendment to Agreement and Plan of Merger dated as of January 7, 2025 (incorporated by reference to the Issuer’s Current Report on Form 8-K filed with the SEC on January 13, 2025).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2025	ATLANTIC INTERNATIONAL CORP.

	By:	/s/ Jeffrey Jagid
Jeffrey Jagid
Chief Executive Officer

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